August 31, 1995

Mr. Roger Parker
Delta Petroleum Corporation
555 17th Street
Suite 3310
Denver, Colorado 80202

RE:  Coalmont prospect Jackson County, Colorado

Dear Roger:

Reference is made to our Letter Agreement dated May 15, 1995 concerning your acquisition from Sunnyside Production Company of our interest in the Coalmont Prospect.

Pursuant to our conversation, Paragraph 1. of said agreement shall be changed to read:

1. Delta will exchange 26,627 shares if its restricted common stock as consideration for the fee leases listed on Exhibit
    "A" attached hereto and made a part hereof, containing 3600 net mineral acres.

All other terms of said Letter Agreement shall remain unchanged.

If the above properly sets forth our agreement, please so indicate by signing in the space below and return one copy of this letter to this office.


Yours very truly,
Sunnyside Production Company

by: /s/Charles A. Shear
   Charles A. Shear, Manager

Agreed to and accepted this 5th day of September, 1995

Delta Petroleum Corporation

By: /s/Roger A. Parker
    Roger A. Parker, President



May 15, 1995

Mr. Roger Parker
Delta Petroleum Corporation
555 17th Street
Suite 3310
Denver, Colorado 80202

RE: Coalmont Prospect
    Jackson County, Colorado

Dear Roger:

This letter agreement is written to confirm the verbal agreement reached during our meeting of May 10, 1995 whereby Delta
Petroleum Corporation (Delta) agreed to acquire the interest of Sunnyside Production Company (Sunnyside) in the Coalmont
Prospect.

The terms and conditions agreed to are as follows:

1. Delta will exchange 18,947 shares of its restricted common stock as consideration for the fee leases listed on Exhibit "A" attached hereto and made a part hereof, containing 3600 net mineral acres.

2. Delta agrees to renew the above fee leases in June, 1995 on the basis of $6.00 per net mineral acre for 5 year paid-up leases for a total out of pocket cash of $21,600.00. (Sunnyside has the right to renew these leases.)

3. Sunnyside owns 3,016.64 acres of federal leases that expire 2/l/96 which Sunnyside is contributing at no cost to Delta, but we would retain the 5% of 8/8 overriding Royalty Interest. If these leases are reacquired they would fall under the terms of the Area Of Mutual Interest as to the Overriding Royalty
Interest.

4. Sunnyside to reserve a 5% of 8/8ths Overriding Royalty Interest on all leases except State of Colorado lease #72/2296-S in which Sunnyside will retain the existing 1% of 8/8ths overriding royalty interest. In addition, Sunnyside will be entitled to a 5% of 8/8 Overriding Royalty Interest on any leases acquired by Delta within the Area of Mutual Interest as described in Exhibit "B" attached hereto and made a part hereof. Said Area of Mutual Interest and the overriding Royalty Interest obligation to expire 5 (Five) years from the date of this agreement.

5. At the request of Delta, Sunnyside would be willing to assist on a consulting basis in the future development and marketing of the prospect.

         If the above properly sets forth our agreement, please so indicate by signing in the space below and return one copy of this letter to our office.


Yours very truly

Sunnyside Production Company

by /s/Charles A. Shear
    Charles A. Shear, Manager

Agreed to and accepted this 30th day of May, 1995

by /s/Roger A. Parker
   Roger A. Parker, President

                                EXHIBIT "A"

Attached to and made a part of that certain Coalmont Prospect
Letter Agreement dated May 15, 1995 between Sunnyside Production
Company, LLC and Delta Petroleum Corporation, Jackson County,
Colorado.


1.       Lease Number:  C0024-F-0002-00
         Lessor:        David E. Meyring, a single man
         Lessee:        Burdette A. Ogle
         Lease Date:    July 6, 1990
         Recording:     Book 166; Page 919
         Description:   Township 6 North, Range 80 West
                        Section 7: SW1/4 SE1/4, SE1/4SW1/4
                        Section 18: Lots 1,2,3,4, E1/2NW1/4,
                        NW1/4NE1/4, SE1/4SW1/4, SE1/4
                        Section 19: NW1/4NE1/4
                        Township 6 North, Range 81 West
                        Section8: SW1/4SW1/4
                        Section 10: S1/2SE1/4, SE1/4SW1/4
                        Section 12: NW1/4SE1/4, NE1/4SW1/4, S1/4SW1/4
                        Section 13:W1/2W1/2, SE1/4NW1/4, NE1/4SW1/4,
                             E1/2NE1/4, SW1/4NE1/4, SE1/4
                        Section 14:E1/2, N1/2NW1/4, SE1/4SW1/4
                        Section 15:N1/2NE1/4, E1/2NW1/4
                        Section 17: NW14NW1/4, S1/2NW1/4, NW1/4SW1/4
                        Section 18: E1/2NE1/4, NE1/4SE1/4
         Gross Acres:   2314.30


2.       Lease Number:  C0024-F-0003-00
         Lessor:        Dorothy V. Trownsell, a widow
         Lessee:        Charles A. Shear
         Lease Date:    July 31, 1990
         Recording:     Book 167; Page 173
         Description:   Township 6 North, Range 81 West
                        Section 12: NW1/4SE1/4
                        Section 13: SW1/4NE1/4
                        Township 7 North, Range 80 West
                        Section 8: NW1/4NW1/4
              Gross Acres:    120.00

3.       Lease Number:  C0024-F-0004-00
         Lessor:        Pole Mountain Partnership
         Lessee:        Burdette A. Ogle
         Lease Date:    July 5, 1990
         Recording:     Book 166; Page 913
         Description:    Township 7 North, Range 81 West
                         Section 21: SE1/4, S1/2NE1/4
                         Section 22: W1/2SW1/4, SE1/4, E1/2SW1/4
                         Section 27: NE1/4NW1/4, NW1/4NE1/4,
                                     S1/2NE1/4, N1/2SE1/4
              Gross Acres:   800.00

4.       Lease Number:   C0024-F-0005-00
         Lessor:         Charles M. Fuller & Barbara M. Fuller,
                         husband & wife
         Lessee:         Burdette A. Ogle
         Lease Date:     July 5, 1990
         Recording:      Book 166; Page 916
         Description:    Township 6 North, Range 80 West
                         Section 6: Lot 7
                         Township 7 North, Range 80 West
                         Section 31: Lot 4, SE1/4SW1/4
                         Township 6 North, Range 81 West
                         Section 1: SE1/4SE1/4
                         Section 2: Lots 1,2,SW1/4NE1/4, W1/2SE1/4
                         Section 12: N1/2NE1/4, SW1/4NE1/4,
                                     E1/2NW1/4, SW1/4NW1/4, NW1/4SW1/4
                         Township 7 North, Range 81 West
                         Section 26: SW1/4SW1/4
                         Section 27: SE1/4SE1/4
                         Section 34: NE1/4NE1/4
                         Section 35: NW1/4NW1/4
              Gross Acres: 794.01

5. Lease Number:         C0024-F-0005-01
   Lessor:               Buell E. Fuller, Jr.
   Lessee:               Burdette A. Ogle
   Lease Date:           July 5, 1990
   Recording:            Book 166; Page 925
   Description:          Township 6 North, Range 80 West
                         Section 6: Lot 7
                         Township 7 North, Range 80 West
                         Section 31: Lot 4, SE1/4SW1/4
                         Township 6 North, Range 81 West
                         Section 1: SE1/4SE1/4
                         Section 2: Lots 1,2, SW1/4NE1/4, W1/2SE1/4
                         Section 12: N1/2NE1/4, SW1/4NE1/4,
                                     E1/2NW1/4, SW1/4NW1/4,
                                     NW1/4SW1/4
                         Township 7 North, Range 81 West
                         Section 26: SW1/4SW1/4
                         Section 27: SE1/4SE1/4
                         Section 34: NE1/4NE1/4
                         Section 35: NW1/4NW1/4
         Gross Acres: 794.01


6.       Lease Number:       C0024-F-0007-00
         Lessor:             Gordon E. Turpen, a married man dealing with his
                             sole & separate property
         Lessee:             Charles A. Shear
         Lease Date:         August 24, 1990
         Recording:          Book 167; Page 251
         Description:        Township 7 North, Range 81 West
                             Section 20: SE1/4SW1/4, S1/4SE1/4
                             Section 21: S1/2NW1/4, N1/2SW1/4, SW1/4SW1/4
                             Section 29: NE1/4, NE1/4NW1/4,
                             N1/2SE1/4, SE1/4SW1/4
                             Section 32: NE1/4NW1/4
         Gross Acres:    680.00

7.    Lease Number:         C0024-F-0014-00
      Lessor:               Mary Margaret Schaub & Edward Schaub, wife husband
      Lessee:               Charles A. Shear
      Lease Date:           September 21, 1990
      Recording:            Book 167; Page 265
      Description:          Township 7 North, Range 81 West
                            Section 30: Lots 1,2,3, SE1/4NW1/4
         Gross Acres:   145.69


8.       Lease Number:       C0024-F-0014-01
         Lessor:             Donna Kaiser & James Kaiser, wife & husband
         Lessee:             Charles A. Shear
         Lease Date:         September 21, 1990
         Recording:          Book 167; Page 262
         Description:        Township 7 North, Range 81 West
                             Section 30: Lots 1,2,3, SE1/4NW1/4
         Gross Acres:    145.69

9.   Lease Number:           C0024-F-0014-02
         Lessor:             William Turpen & Marian Turpen, husband & wife
         Lessee:             Charles A. Shear
         Lease Date:         September 21, 1990
         Recording:          Book 167; Page 274
         Description:        Township 7 North, Range 81 West
                             Section 30: Lots 1, 2, 3, SE1/4NW1/4
         Gross Acres:    145.69

10.      Lease Number:       C0024-F-0021-00
         Lessor:             Buell E. Fuller, Jr.
         Lessee:             Charles A. Shear
         Lease Date:         February   12, 1991
         Effective:          July 12, 1993
         Recording:          Book 167; Page 994
         Description:        Township 6 North, Range 80 West
                             Section 6: Lots 4,5,6, SE1/4NW1/4, NE1/4SW1/4
                             Township 6 North, Range 81 West
                             Section 1: Lots 1, 2, & 3
         Gross Acres:         312.38

11.      Lease Number:       C0024-P-0022-00
         Lessor:             State of Colorado #72/2296-S
         Lessee:             Trend Exploration, Ltd.
         Lease Date:         March 15, 1975
         Recording:          Book 100; Page 492
         Description:        Township 7 North, Range 81 West
                             Section 36: All
         Gross Acres:         640.00

12.      Lease Number:       C0024-P-0015-00
         Lessor:             COC-51938
         Lessee:             Charles A. Shear
         Lease Date:         February   1, 1991
         Recording:
         Description:        Township 6 North, Range 81 West
                             Section 3:        SW1/4SE1/4
                             Section 3:        Lot 5, 6
                             Section 4:        SE1/4NE1/4
                             Section 4:        Lot 5
                             Section 6:        S1/2NE1/4, SE1/4
                             Section 6:        Lots 1, 2
         Gross Acres:         536.64

13.      Lease Number:       C0024-P-0016-00
         Lessor:             COC-51939
         Lessee:             Charles A. Shear
         Lease Date:         February 1, 1991
         Recording:
         Description:        Township 6 North, Range 81 W
                             Section 9: N1/2, SE1/4
                             Section 10: N1/2, N1/2S1/2, SW1/4SW1/4,
                             Section 11: W1/2, NW1/4SE1/4, S1/2SE1/4
         Gross Acres:         1,440.00

14.      Lease Number:       C0024-P-0017-00
         Lessor:             COC-51940
         Lessee:             Charles A. Shear
         Lease Date:         February 1, 1991
         Recording:
         Description:        Township 6 North Range 81 West
                             Section 14: SW1/2NW1/4
                             Section 15: S1/2NE1/4, W1/2W1/2,
                             NE1/4SW1/4, N1/2SE1/4
      Gross    Acres:      440.00

15.      Lease Number:       C0024-P-0018-00
         Lessor:             COC-51944
         Lessee:             Charles A. Shear
         Lease Date:         February 1, 1991
         Recording:
         Description:        Township 7 North, Range 81 West
                             Section 3: SW1/4SW1/4
                             Section 4: SE1/4SE1/4
                             Section 9: E1/2NE1/4
                             Section 10: NW1/4NW1/4
                             Section 31: E1/2
                             Section 33: N1/2SW1/4, SE1/4
                             Section 35: SE1/4NE1/4
         Gross Acres:         800.00